UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2026

FedEx Freight Holding Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-43059

Delaware	39-3560171
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

8285 Tournament Drive Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

(901) 560-0784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDXF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On October 1, 2026, the Board of Directors (the “Board”) of FedEx Freight Holding Company, Inc. (“FedEx Freight” or the “Company”) determined that the Company’s first annual meeting of stockholders (the “2027 Annual Meeting”) will be held on Wednesday, May 5, 2027. The time, location, and other meeting details for the 2027 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2027 Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”).

Stockholder Proposals for 2027 Annual Meeting

Stockholder proposals (other than director nominations) intended to be included in the proxy statement and presented at the 2027 Annual Meeting must be received by the Company no later than November 24, 2026 and must comply with applicable SEC rules, including Rule 14a-8, to be eligible for inclusion in FedEx Freight’s proxy materials for the 2027 Annual Meeting. Proposals should be addressed to FedEx Freight Holding Company, Inc., Attention: Corporate Secretary, 8285 Tournament Drive, Memphis, Tennessee 38125.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph or in the proxy access director nominations section below) but is instead sought to be presented directly at the 2027 Annual Meeting, including director nominations, FedEx Freight’s Bylaws (the “Bylaws”) require stockholders to give advance notice of such proposals. With respect to the 2027 Annual Meeting, the Bylaws require notice to be provided to the Corporate Secretary at the address listed above no earlier than January 5, 2027 and no later than February 4, 2027.

Proxy Access Director Nominations

The Bylaws permit any stockholder or a group of up to 20 stockholders owning 3% or more of FedEx Freight’s outstanding voting stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the total number of directors on the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

The Bylaws require stockholders to give advance notice of any proxy access director nomination. With respect to the 2027 Annual Meeting, the Bylaws require notice to be provided to the Corporate Secretary at the address listed above no earlier than December 6, 2026 and no later than January 5, 2027.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX FREIGHT HOLDING COMPANY, INC.

Date: October 2, 2026	By:	/s/ Clement Edward Klank III
Name: Clement Edward Klank III
Title: Executive Vice President – Chief Human Resources and Legal Officer